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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 March 27, 1999
                        ---------------------------------
                        (Date of Earliest Event Reported)



                             THRIFT MANAGEMENT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     FLORIDA
                            ------------------------
                            (State of Incorporation)



        333-5190-A                                          65-0309540
   ---------------------                               -------------------
   (Commission File No.)                                (I.R.S. Employer
                                                       Identification No.)



          3141 W. Hallandale Beach Boulevard, Hallandale, Florida 33009
          -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (954) 985-8430
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         The Company completed a private placement of $1,000,000 of its 7% convertible debentures. The Company's press release with respect to such offering is attached hereto as Exhibit 1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  1.       Press Release dated March 27, 2000.











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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 27, 2000.


                                     THRIFT MANAGEMENT, INC.



                                     By: /s/ Marc Douglas
                                        -------------------------------------
                                        Marc Douglas,
                                        President and Chief Executive Officer